UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 31, 2015

BECTON, DICKINSON AND COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive

Franklin Lakes, New Jersey 07417-1880

(Address of principal executive offices)(Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Becton, Dickinson and Company (“BD”) is registering 64,416 shares (the “Shares”) of its common stock, par value $1.00 per share, under BD’s registration statement on Form S-3 (File No. 333-206020) (the “Registration Statement”), filed with the Securities and Exchange Commission (“SEC”) on July 31, 2015, as supplemented by a prospectus supplement, dated as of July 31, 2015, filed with the SEC on July 31, 2015. The Shares were previously registered under BD’s registration statement on Form S-3 (File No. 333-183059) which was set to expire on August 3, 2015 and was deemed terminated upon filing of the Registration Statement. The Shares are issuable to certain former employees of CareFusion Corporation and employees of certain former affiliates of CareFusion Corporation upon the vesting or exercise of certain equity awards issued under the CareFusion Corporation 2009 Long-Term Incentive Plan that BD assumed in connection with its previously announced acquisition of CareFusion Corporation.

Attached hereto and incorporated by reference to the Registration Statement as Exhibits 4.1 and 5.1, respectively, are copies of the CareFusion Corporation 2009 Long-Term Incentive Plan and the opinion of Jeffrey S. Sherman, as General Counsel for BD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	CareFusion Corporation 2009 Long-Term Incentive Plan (incorporated by reference from Exhibit 4.6 to the Registrant’s Current Report on Form 8-K filed on March 17, 2015)

5.1	Opinion of Jeffrey S. Sherman, as General Counsel for Becton, Dickinson and Company

23.1	Consent of Jeffrey S. Sherman (included as part of Exhibit 5.1)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)
By:	/s/ Gary DeFazio
Name:	Gary DeFazio
Title:	Vice President and Corporate Secretary

Date: July 31, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	CareFusion Corporation 2009 Long-Term Incentive Plan (incorporated by reference from Exhibit 4.6 to the Registrant’s Current Report on Form 8-K filed on March 17, 2015)

5.1	Opinion of Jeffrey S. Sherman, as General Counsel for Becton, Dickinson and Company

23.1	Consent of Jeffrey S. Sherman (included as part of Exhibit 5.1)